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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 25, 1999

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)


         California                   000-23993                  33-0480482
----------------------------    ------------------------     -------------------
(State or Other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                       Identification No.)


                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's telephone number, including area code (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)

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ITEM 5.        OTHER EVENTS

                On April 25, 1999, Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.        EXHIBITS

        (a)    Not Applicable.

        (b)    Not Applicable.

        (c)    Exhibits

               99.1 Press Release dated April 25, 1999, of the Registrant.

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                                    SIGNATURE


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

April 25, 1999
                                       BROADCOM CORPORATION,
                                       a California corporation


                                       By:     /s/ WILLIAM J. RUEHLE
                                               ---------------------------------
                                               William J. Ruehle.
                                               Vice President and
                                               Chief Financial Officer

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                                Index to Exhibits


EXHIBIT
NUMBER                       EXHIBIT

99.1      Press Release of the Registrant dated April 25, 1999.